SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            HENNESSY ADVISORS, INC.
                (Name of Registrant as Specified in Its Charter)
                   ------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, schedule or registration statement no.:

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     (4)  Date filed:

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

                            Hennessy Advisors, Inc.

                                ---------------

                           NOTICE AND PROXY STATEMENT

                                ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 5, 2003

TO THE HOLDERS OF OUR COMMON STOCK:

     The annual meeting of shareholders of Hennessy Advisors, Inc. will be held on Wednesday, February 5, 2003, at 6:30 P.M., local time, at StoneTree Country Club, 9 StoneTree Lane, Novato, California 94945.

     The meeting will be held for the following purposes:

     1. To elect eight directors to serve terms expiring at the annual meeting of shareholders to be held in 2004 and until their successors have been elected and qualified.

     2.   To ratify our incentive plan.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The shareholders of record at the close of business on December 16, 2002 will be entitled to vote at the annual meeting.

     We hope you will be able to attend the meeting, but in any event we would appreciate your dating, signing and returning the enclosed proxy as promptly as possible. If you are able to attend the meeting, you may revoke your proxy and vote in person.

                                             By Order of the Board of Directors,


                                             Teresa M. Nilsen, Secretary

Dated: January 3, 2003

                               TABLE OF CONTENTS
                                                                            Page

VOTING SECURITIES..............................................................1
PROPOSAL 1: ELECTION OF  DIRECTORS.............................................3
        Section 16(a) Beneficial Ownership Reporting Compliance................4

        Board of Directors and Standing Committees.............................4

AUDIT COMMITTEE REPORT.........................................................5
EXECUTIVE COMPENSATION.........................................................6
CERTAIN TRANSACTIONS...........................................................7
PROPOSAL 2:  RATIFICATION OF THE INCENTIVE PLAN................................8
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS......................................10
OTHER MATTERS.................................................................11
SHAREHOLDER PROPOSALS.........................................................11
ANNUAL REPORT.................................................................11
EXPENSES OF SOLICITATION......................................................11
Appendix A - Audit Committee Charter..........................................12

                            Hennessy Advisors, Inc.

                           750 Grant Avenue, Suite 100
                            Novato, California 94945

                                 ---------------

                      PROXY STATEMENT FOR ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD FEBRUARY 5, 2003

     This proxy statement and the enclosed form of proxy are first being sent to shareholders of Hennessy Advisors, Inc. on or about January 3, 2003 in connection with the solicitation by our board of directors of proxies to be used at our 2003 annual meeting of shareholders. The meeting will be held on Wednesday, February 5, 2003, at 6:30 P.M., local time, at StoneTree Country Club, 9 StoneTree Lane, Novato, California 94945.

     The board of directors has designated Neil J. Hennessy and Teresa M. Nilsen, and each or either of them, as proxies to vote the shares of common stock solicited on its behalf. If you sign and return the enclosed form of proxy, you may nevertheless revoke it at any time insofar as it has not been exercised by (1) giving written notice to Hennessy's Secretary, (2) delivering a later dated proxy, or (3) attending the meeting and voting in person. The shares represented by your proxy will be voted unless the proxy is mutilated or otherwise received in such form or at such time as to render it not votable.

                                VOTING SECURITIES

     The record of shareholders entitled to vote was taken at the close of business on December 16, 2002. At such date, we had outstanding and entitled to vote 1,626,142 shares of common stock. Each share of common stock entitles the holder to one vote. Holders of a majority of the outstanding voting stock must be present in person or represented by proxy to constitute a quorum at the annual meeting.

     The following table shows information relating to the beneficial ownership as of the record date of (1) each person known to us to be the beneficial owner of more than 5% of our voting stock, (2) each director, (3) each of the executive officers named in the summary compensation table elsewhere in this proxy statement, and (4) all directors and executive officers as a group. Except as otherwise indicated, the shareholders listed exercise sole voting and dispositive power over the shares.

                 Amount and Nature of Shares Beneficially Owned

                                    Number of Shares           Percent
      Name(1)                          Owned(2)                of Class

Neil J. Hennessy.......................655,322                   40.1%

Teresa M. Nilsen....................... 27,600                    1.7%

Daniel B. Steadman..................... 10,000                     *

Henry Hansel........................... 35,000                    2.1%

Brian A. Hennessy...................... 69,500                    4.2%

Daniel G. Libarle...................... 15,000                     *

Rodger Offenbach....................... 20,170                    1.2%

Thomas L. Seavey....................... 15,000                      *

All directors and executive officers
    as a group (8 persons).............847,592                   49.9%

------------------------
*Less than one percent.

(1) The address of each individual is 750 Grant Avenue, Suite 100, Novato, California 94945.

(2)  Includes shares subject to presently exercisable options, as follows:

              Name                                      Number of Options

        Neil J. Hennessy..................................... 7,500
        Teresa M. Nilsen..................................... 7,500
        Daniel B. Steadman................................... 7,500
        Henry Hansel.........................................10,000
        Brian A. Hennessy....................................10,000
        Daniel G. Libarle....................................10,000
        Rodger Offenbach.....................................10,000
        Thomas L. Seavey.....................................10,000

                       PROPOSAL 1: ELECTION OF DIRECTORS

     At the meeting, eight directors will be elected to serve for a one-year term, until their successors are elected and qualified. The board of directors has nominated each of our current directors to stand for reelection. Directors will be elected by a plurality of votes cast by shares entitled to vote at the meeting. Broker non-votes and votes withheld have no effect on the outcome. Cumulative voting does not apply unless a shareholder entitled to vote at the meeting gives notices before the voting begins of the shareholder's intent to exercise cumulative voting. If cumulative voting applies, each shareholder has the right to distribute among one or more nominees the number of votes equal to the number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote at the meeting.

     The accompanying proxy will be voted, if authority to do so is not withheld, for the election as directors of each of the board's nominees. Each nominee is presently available for election. If any nominee should become unavailable, which is not now anticipated, the persons voting the accompanying proxy may, in their discretion, vote for a substitute.

     Our board of directors recommends a vote "for" the election of each of its nominees. Proxies solicited by the board will be so voted unless shareholders specify in their proxies a contrary choice.

     Information concerning all incumbent directors and nominees, based on data furnished by them, is set forth below.

     Neil J. Hennessy (age 46) has served as director and president of Hennessy since 1989, as president and investment manager of The Hennessy Funds, Inc. since 1996 and as director and president of Hennessy Mutual Funds, Inc. since 2000. He is the portfolio manager to our four no-load mutual funds. Mr. Hennessy started his financial career over 22 years ago as a broker at Paine Webber. He subsequently moved to Hambrecht & Quist and later returned to Paine Webber. Mr. Hennessy has served as an expert witness to the securities industry since 1989, and has heard approximately 450 cases to date in which he has prepared, reviewed, consulted and evaluated securities sensitive issues. Mr. Hennessy served as the co-chairman of the National Association of Securities Dealers business conduct committee district 1 from 1987 to 1989 and chairman in 1994. Mr. Hennessy is the brother of Dr. Brian A. Hennessy.

     Teresa M. Nilsen (age 36) has served as director, executive vice president and secretary of Hennessy since 1989, as executive vice president and secretary of The Hennessy Funds, Inc. since 1996 and as executive vice president and secretary of Hennessy Mutual Funds, Inc. since 2000. Ms. Nilsen has worked in the securities industry for over 14 years. Ms. Nilsen graduated with a bachelor's degree in economics from the University of California, Davis, in 1987.

     Daniel B. Steadman (age 46) has served as director and executive vice president of Hennessy since 2000, as executive vice president of The Hennessy Funds, Inc. since 2000 and as executive vice president of Hennessy Mutual Funds, Inc. since 2000. Mr. Steadman has been in the financial services industry for over 25 years, serving as vice president of WestAmerica Bank from 1995 through 2000, vice president and an organizing officer of Novato National Bank from 1984 through 1995, assistant vice president and manager of Bank of Marin from 1980 through 1984, and banking services officer of Wells Fargo Bank from 1974 through 1980.

     Henry Hansel (age 54) has served as a director of Hennessy since 2001. Mr. Hansel attended the University of Santa Clara where he graduated in 1970 with a B.S. in economics. He is president (since 1982) of The Hansel Dealer Group, which includes seven automobile dealerships. Mr. Hansel is a founding director of the Bank of Petaluma.

     Brian A. Hennessy (age 49) has served as a director of Hennessy since 1989, as a director of The Hennessy Funds, Inc. since 1996, and as a director of Hennessy Mutual Funds, Inc. since 2000. Dr. Hennessy has been a self-employed dentist for more than 20 years. Dr. Hennessy is the brother of our chairman, Neil J. Hennessy. Dr. Hennessy attended the University of San Francisco where he earned a B.S. in biology in 1975. Dr. Hennessy received his D.D.S. from the University of the Pacific in 1980.

     Rodger Offenbach (age 51) has served as a director of Hennessy since 2001 and a director of The Hennessy Funds, Inc. since 1996. Mr. Offenbach attended
California State University, Chico where he received a B.S. in business administration in 1972. Mr. Offenbach has been the owner of Ray's Catering and Marin-Sonoma Picnics since 1973.

     Daniel G. Libarle (age 61) has been a director of Hennessy since 2001. Mr. Libarle attended the University of Oregon and San Jose State University, where he graduated in 1963 with a B.A. in economics. Mr. Libarle is the owner and president of Lace House Linen, Inc. and is a founding director and chairman of the board of directors for Bank of Petaluma. Mr. Libarle is currently a director of Greater Bay Bancorp and serves on the bank's audit committee.

     Thomas L. Seavey (age 55) has served as a director of Hennessy since 2001. Mr. Seavey graduated from Western Michigan University with a B.A. in English and history in 1969. For the majority of Mr. Seavey's business career, he has been involved in the sales and marketing of athletic and leisure products, as well as marketing professional athletes. Mr. Seavey spent 12 years at Nike as head agent for sales in the Midwest, as well as California, and spent three years at International Management Group as the vice president of products. While employed at Nike, Mr. Seavey formed a family business selling sport and leisure products in 1980, and formally took over the management of that company in 1993, selling half the interest in it in 1998. Mr. Seavey is currently managing Continental Sports Group (formerly Seavey Corp.)

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, a Form 4 reporting the acquisition or disposition of Hennessy equity securities by an officer, director or 10% shareholder must be filed with the Securities and Exchange Commission no later than the second business day after the date on which the transaction occurred, unless certain exceptions apply. Most transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the company's fiscal year. To our knowledge, based solely on a review of copies of the reports furnished to us and written representations that no other reports were required, our officers, directors, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements during the fiscal year ended September 30, 2002.

Board of Directors and Standing Committees

     The board held six regular meetings and one special meeting during the fiscal year ended September 30, 2002. All directors attended at least 75% of all meetings of the board and board committees on which they served during fiscal 2002.

     The board of directors has established two standing committees: an audit committee and a compensation committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual shareholders' meeting. Our board of directors does not have a nominating committee.

     Audit Committee. The audit committee presently is composed of Daniel G. Libarle (Chairman), Henry Hansel and Thomas L. Seavey, all of whom are considered independent under Nasdaq rules. The audit committee met four times during fiscal 2002. The principal responsibilities of and functions to be performed by the audit committee are established in the audit committee charter, which was adopted on November 6, 2002 and a copy of which is attached as Appendix A. The responsibilities and functions of the audit committee include reviewing our internal controls and the integrity of our financial reporting, approving the employment and compensation of and overseeing our independent auditors, and reviewing the annual audit with the auditors.

     Compensation Committee. The compensation committee presently is composed of Rodger Offenbach (Chairman), Daniel G. Libarle and Thomas L. Seavey. The compensation committee held two meetings during fiscal 2002 to review annual performance. This committee has the responsibility of approving the compensation arrangements for our management, including annual bonus and long-term compensation. It also recommends to the board of directors adoption of any compensation plans in which our officers and directors are eligible to participate, as well as makes grants of employee stock options and other stock awards under our incentive plan.

                             AUDIT COMMITTEE REPORT

     Management is responsible for our internal controls and financial reporting process. Our independent accountants, KPMG LLP, are responsible for performing an independent audit of our financial statements in accordance with auditing standards generally accepted in the United States of America and issuing their report. The audit committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the audit committee met with management and the independent accountants to review and discuss the financial statements for the fiscal year ended September 30, 2002. The audit committee also discussed with the independent accountants the matters required by
Statement on Auditing Standards No. 61 (communication with audit committees). The audit committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence discussions with audit committees), and the audit committee discussed with the independent accountants that firm's independence.

     Based upon the audit committee's discussions with management and the independent accountants, and the audit committee's review of the representations of management and the independent accountants, the audit committee recommended that the board of directors include the audited financial statements in Hennessy's annual report on Form 10-KSB for the fiscal year ended September 30, 2002 filed with the Securities and Exchange Commission.

                                                     Daniel G. Libarle, Chairman
                                                     Henry Hansel
                                                     Thomas L. Seavey

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation we paid or accrued for services rendered for the fiscal year ended September 30, 2002, by our Chief Executive Officer, Neil J. Hennessy. No other executive officer received compensation in excess of $100,000 in 2002:

                                                 Annual Compensation

                                     ------------------------------------------- Long-term Compensation     All
Name and Principal                                                  Other Annual  Awards - Securities      Other
    Position                          Year     Salary      Bonus    Compensation   Underlying Options   Compensation

Neil J. Hennessy
Chief Executive Officer               2002   $ 156,500    $36,000   $ 4,233(1)            7,500           $ 8,443(3)
                                      2001   $ 135,468         $0   $ 6,950(2)                0           $ 1,456(4)

-------------------------------------

(1) Auto allowance.
(2) Auto allowance and health club membership.
(3) Premiums for life insurance ($5,827) and disability insurance ($2,616).
(4) Life insurance premiums.


     We made the following stock option grants to the named executive officer in the summary compensation table above during the fiscal year ended September 30, 2002:

                      Option/SAR Grants In Last Fiscal Year
                               (Individual Grants)
--------------------------------------------------------------------------------
                     Number of   Percent of
                     Securities  Total Options
                     Underlying  Granted to      Exercise Or
                      Options    Employees in     Base Price        Expiration
      Name            Granted    Fiscal Year      ($/Share)            Date

Neil J. Hennessy     7,500(1)       8.1%            $10.00          2/28/2012

-------------------------------------

(1) The options, which have an exercise price of $10 per share and a term of 10 years, were 100% vested on the date of grant.


     As shown in the following table, no executive officers exercised options during the fiscal year ended September 30, 2002:

               Aggregated Option/SAR Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

--------------------------------------------------------------------------------

                 Number of               Number Of Unexercised      Value Of Unexercised
                   Shares                Securities Underlying      In-The-Money Options
                 Acquired On   Value      Options At FY-End (#)         At FY-End ($)
    Name          Exercise    Realized   Exercisable/Unexercisable  Exercisable/Unexercisable

Neil J. Hennessy      --        --              7,500/0                       0/0

Employment Agreements

     Neil J. Hennessy entered into an employment agreement relating to his service as Chairman of the Board of Directors and Chief Executive Officer and as Chief Investment Officer and Portfolio Manager for our mutual funds, effective at the completion of our initial public offering in February 2002. Under the employment agreement, Mr. Hennessy is responsible for managing or overseeing the management of our mutual funds, attracting mutual fund accounts, attracting or managing accounts for high net worth individuals or retirement accounts or otherwise generating revenues. Mr. Hennessy receives an annual salary of $180,000 plus a car, insurance, and any other benefits that other employees receive. In addition to his base compensation, Mr. Hennessy receives an incentive-based management fee in the amount of 10% of our pre-tax profit, if any, as computed for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America.

     The term of the employment agreement extends through the year 2006 and is automatically renewed thereafter for one-year terms unless either party gives notice of nonrenewal at least 60 days before the end of the current term. The agreement can be modified only with the consent of our board of directors. If we terminate Mr. Hennessy's employment without cause or he terminates his employment for good reason, he will be entitled to a severance payment equal to the greater of (1) his base salary and allocable bonus for the remainder of the term of the agreement, or (2) one year of base salary and allocable bonus. The allocable bonus will be 75% of the average annual bonus actually paid to Mr. Hennessy during the term of his employment.

Director Compensation

     We did not compensate our outside directors in cash for their services during the fiscal year ended September 30, 2002. Outside directors received 10,000 stock options each under our incentive plan, effective February 28, 2002.

     Effective October 1, 2002, outside directors will be compensated in cash for their participation in board meetings ($750 per meeting) and committee meetings ($250 per meeting).

                              CERTAIN TRANSACTIONS

     There have been no transactions of more than $60,000 between Hennessy and any shareholder, director or executive officer during the last two-year period ending September 30, 2002.

                 PROPOSAL 2: RATIFICATION OF THE INCENTIVE PLAN

General

     At the annual meeting, we are asking our shareholders to ratify the Hennessy Advisors, Inc. Omnibus Plan. Our board of directors and shareholders initially approved this incentive plan on May 2, 2001. Ratification by shareholders after our initial public offering is required in order for the compensation expense for performance-based awards under the plan, including non-qualified options, to be exempt from limitations on deductibility by Hennessy for federal income tax purposes under Section 162(m) of the Internal Revenue Code.

Description of the Plan

     The plan provides for the issuance of options, stock appreciation rights, restricted stock, performance awards and stock loans for the purpose of attracting and retaining executive officers and other key employees, outside directors and advisors. As of September 30, 2002, approximately 14 persons were eligible to participate in the plan, including five outside directors, three executive officers and six key employees. The maximum number of shares which may be issued under the plan is 25% of the outstanding common stock. Based on shares outstanding as of September 30, 2002, the maximum number of shares which presently can be offered under the plan is 406,535.

     The compensation committee of the board of directors (or the board in the case of awards made to outside directors) determines the terms of awards granted under the plan, including, among other things, the individuals who receive awards, the times when they receive them, vesting schedules, performance goals triggering the exercisability of options or the payment of performance awards, whether an option is an incentive or non-qualified option and the number of shares subject to each award. However, no participant may receive options or stock appreciation rights under the plan for an aggregate of more than 50,000 shares in any calendar year.

     The exercise price and term of each option or stock appreciation right is fixed by the compensation committee (or the board in the case of awards made to outside directors), except that the exercise price for each stock option which is intended to qualify as an incentive stock option must be at least equal to the fair market value of the stock on the date of grant and the term of the option cannot exceed 10 years. In the case of an incentive stock option granted to a 10% shareholder, the exercise price must be at least 110% of the fair market value of the stock on the date of grant and the term cannot exceed five years. The aggregate fair market value (determined at the time the option is granted) of shares with respect to which incentive stock options may be granted to any one individual, which stock options are exercisable for the first time during any calendar year, may not exceed $100,000.

     Upon exercise of an option, the participant must pay the full exercise price for the number of shares of stock being exercised. An optionee may, with the consent of the compensation committee, elect to pay for the shares received upon exercise of options in cash or shares of common stock or any combination of cash and shares.

Amendment and Termination

     The board of directors may amend the plan at any time. The plan has an indefinite life, unless terminated by the board. Termination of the plan may not affect the rights of participants as to outstanding awards. No incentive options may be awarded after May 2, 2011, the 10th anniversary of the effective date of the plan.

Federal Income Tax Consequences of Stock Options

     The federal income tax treatment of different types of awards will vary. The following summarizes significant federal income tax consequences associated with stock option awards granted under the plan. The discussion is not a comprehensive discussion of all the federal income tax aspects of the plan.

     The holder of an incentive stock option generally recognizes no income for federal income tax purposes at the time of the grant or exercise of the option. However, the spread between the exercise price and the fair market value of the underlying shares on the date of exercise generally will constitute a tax preference item for purposes of the alternative minimum tax. The participant generally will be entitled to long term capital gain treatment upon the sale of shares acquired pursuant to the exercise of an incentive stock option, if the shares have been held for more than two years from the date of the option grant and for more than one year after exercise. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), the gain realized on disposition will be compensation income to the participant to the extent the fair market value of the underlying stock on the date of exercise exceeds the applicable exercise price. Hennessy will not be entitled to an income tax deduction in connection with the exercise of an incentive stock option but will generally be entitled to a deduction equal to the amount of any ordinary income recognized by an optionee upon a disqualifying disposition.

     A participant will not recognize taxable income at the time a non-qualified option is granted. The exercise of a non-qualified stock option will generally be a taxable event that requires the participant to recognize, as ordinary income, the difference between the fair market value of the shares at the time of exercise and the option exercise price. Hennessy ordinarily will be entitled to claim a federal income tax deduction on account of the exercise of a non-qualified option. The amount of the deduction will equal the ordinary income recognized by the participant.

Outstanding Awards

     We do not have any equity compensation plans other than the incentive plan. As of September 30, 2002, 89,000 shares were subject to options granted under the plan, and 317,535 shares remained available for awards. As of December 16, 2002, the closing bid price per share of our common stock was $11.00. The following table sets forth information about the options outstanding as of that date. All outstanding options are fully vested, have an exercise price of $10.00 per share and have a term of 10 years.

                 Participant                                Number of Options

        Neil J. Hennessy,
        Chief Executive Officer.................................. 7,500

        All executive officers as a group........................22,500

        All non-employee directors as a group....................50,000

        All employees other than
        executive officers as a group............................16,500

Vote Required

     The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the meeting is required to approve Proposal 2. Broker non-votes and abstentions will have the same effect as a "no" vote.

     The board of directors recommends that you vote "for" ratification of the incentive plan. Proxies solicited by the board will be so voted unless shareholders specify in their proxies a contrary choice.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The board of directors has selected KPMG LLP to serve as our independent certified public accountants for the current fiscal year ending September 30, 2003. That firm has served as the auditors for Hennessy beginning with the fiscal year ended September 30, 2000. Representatives of KPMG LLP are expected to be present at the annual meeting of shareholders and will be accorded the opportunity to make a statement, if they so desire, and to respond to appropriate questions.

     The following table provides information relating to the fees KPMG billed to Hennessy Advisors, Inc., Hennessy Funds, Inc., and Hennessy Mutual Funds Inc., for the fiscal year ended September 30, 2002.

          Audit fees....................................................$ 84,850

          Financial information systems design
          and implementation fees.......................................$    -0-

          All other fees (1)............................................$ 37,750

-------------------------

(1) All other fees include SEC compliance. The audit committee discussed these services with KPMG LLP and determined that their provision would not impair KPMG LLP's independence.

                                  OTHER MATTERS

     The board of directors does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters. If any other matter should come before the meeting, action on the matter will be approved if the number of votes cast in favor of the matter exceeds the number opposed.

                             SHAREHOLDER PROPOSALS

     Regulations of the Securities and Exchange Commission require proxy statements to disclose the date by which shareholder proposals must be received by us in order to be included in our proxy materials for the next annual meeting. In accordance with these regulations, shareholders are hereby notified that if, pursuant to Rule 14a-8, they wish a proposal to be included in our proxy statement and form of proxy relating to the 2004 annual meeting, a written copy of their proposal must be received at our principal executive offices no later than September 7, 2003. Proposals must comply with the proxy rules relating to shareholder proposals in order to be included in our proxy materials.

     Notice to us of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8, including any nomination for director, will be considered untimely under our bylaws if we receive it after September 7, 2003, and will not be placed on the agenda for the 2004 annual meeting.

     To ensure prompt receipt by Hennessy, proposals should be sent certified mail, return receipt requested.

                                  ANNUAL REPORT

     A copy of our annual report on Form 10-KSB for the fiscal year ended September 30, 2002 accompanies this proxy statement. Additional copies may be obtained by writing to Teresa M. Nilsen, at our principal executive offices, at 750 Grant Avenue, Suite 100, Novato, California 94945.

                            EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by Hennessy. We may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy material to principals and obtaining their proxies.

     PLEASE SPECIFY YOUR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, POSTAGE FOR WHICH HAS BEEN PROVIDED. YOUR PROMPT RESPONSE WILL BE APPRECIATED.

                                   Appendix A

                             Audit Committee Charter

                             Hennessy Advisors, Inc.
                             Audit Committee Charter

     1. Purpose and Authority. The Audit Committee is established to assist the Board of Directors of Hennessy Advisors, Inc. in fulfilling its oversight responsibilities for the integrity of the Company's financial reporting process, system of internal controls over financial reporting, audit process, and process for monitoring compliance with laws and regulations. The Committee provides an open avenue of communication between financial management, internal auditors, external auditors and the Board.


     2. Composition. The Committee will consist of at least three members of the Board. The Board will appoint Committee members. Committee members shall meet the independence and experience requirements as required by the NASDAQ Marketplace Rules, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each member shall be financially literate and at least one member will have accounting or related financial oversight expertise.

     3. Meetings. The Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. The
Committee will invite members of management, auditors or others to attend meetings and provide pertinent information. It will hold private meetings with management, the internal auditors and the external auditors in separate executive sessions.

     4. Advisors. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

     5. Responsibilities.   The   Committee   is   authorized   to  carry  out
responsibilities in the following areas:

     6. Financial.

          a. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices, and the adequacy of internal controls that could significantly affect the Company's financial statements.

          b. Review critical accounting policies and any major accounting policy changes.

          c. Review with management and the external auditors the Company's financial statements, including the results of the external auditors' reviews of the quarterly and annual financial statements.

          d. Review with management and the external auditors the Company's report on Form 10-QSB and Form 10-KSB before filing.

          e. Review with management and the external auditors the Company's quarterly press release regarding results of operations and financial statements before filing of its report on Form 10-QSB and Form 10-KSB, including the results of the external auditors' reviews of the quarterly financial statements.

          f. Review with management and the auditors the effect of regulatory and accounting initiatives, as well as review and approve any off-balance sheet structures on the Company's financial statements.

          g. Review any unusual methods of acquiring or holding interests in other entities.

          h. Review with management and the external auditors significant financial reporting issues and judgments made in connection with the Company's financial statements, including the effect of alternative GAAP methods on the Company's financial statements and a description of any transactions as to which management obtained Statements on Auditing Standards No. 50 letters.

          i. Review periodically the capital structure of the Company and to the extent deemed necessary, recommend to the Board transactions or alterations of the capital structure of the Company.

          j. Review and recommend to the Board changes in the Company's treasury resolutions and expenditure authorizations.

     7. Internal Controls.

          a. Consider and review with management and the external auditor the effectiveness of the Company's internal controls over annual and interim financial reporting, including information technology security and control. These controls shall provide reasonable assurance of the integrity of the financial information and assurance that the Company's reported financial results are presented fairly in conformity with GAAP and section 302 of the Sarbanes-Oxley Act of 2002 and the rules of the Commission promulgated thereunder.

          b. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

          c. Understand the scope of external auditors' review of internal controls over financial reporting and obtain reports on significant findings and recommendations, together with management's responses.

     8. External Audit.

          a. Review the external auditors' proposed audit scope and approach.

          b. Review of the auditor reports required by Section 10A(k) of the Exchange Act.

          c. Exercise final approval on the appointment or discharge of the external auditor. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

          d. Review the experience and qualifications of the lead partner on the external audit team and the quality control procedures of the firm. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

          e. Review the external auditors' Management Letter and recommendations and management's response.

          f. Preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. Review and approve in advance the annual budget for all audit and non-audit services from the external auditor, based on budget categories consistent with those used by the SEC. The following non-audit services are not to be provided by the external auditor: bookkeeping or other services related to the Company's accounting records or financial statements; financial information systems design and implementation; appraisal services; valuation services or fairness opinions; actuarial services; internal audit services; management or human resource functions; broker dealer, investment adviser or investment banking services; legal services; or expert services unrelated to the audit.

          g. Review and confirm the independence of the external auditors, including obtaining statements from the external auditor regarding its independence. Discuss relationships between the external auditors and the Company with the auditors and consider whether the independence of auditors complies with Section 10A of the Exchange Act and the rules of the Commission and the Public Company Accounting Oversight Board.

          h. Review and concur with the Company's hiring as an employee or engagement as a contractor of any employees of the external auditor who participated in any capacity in the audit of the Company.

     9. Compliance.

          a. Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

          b. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

          c. Obtain regular updates from management and the Company's legal counsel regarding legal matters that may have a material impact on the financial statements, including any related-party transactions, and any material reports or inquiries received from regulators or governmental agencies.

          d. Conduct or authorize investigations into any matters within the Committee's charter. It is empowered to: (i) retain outside counsel, accountants, or others to advise or assist the Committee in the conduct of an investigation; (ii) seek any information it requires from external parties or employees, all of whom are directed to cooperate with the Committee's requests; (iii) meet with management, external auditors, or outside counsel, as necessary; and (iv) meet with the Company's financial advisors.

          e. Establish procedures to receive, retain and address complaints regarding accounting, internal accounting controls and auditing matters, including procedures for receiving the confidential, anonymous submission by employees regarding questionable accounting or auditing matters.

     10. Reporting. The Committee's reporting responsibilities will include reports to the Board about Committee activities, issues and related recommendations, and preparation of the report to be included in the Company's annual proxy statement describing the Committee and its activities, as required by the rules of the Securities and Exchange Commission.

     11. Committee Charter. The Committee shall also perform other activities related to this Committee charter as requested by the Board, including: (i) a review and assessment of the adequacy of the charter annually and request for Board approval of any proposed changes; (ii) annual confirmation that the responsibilities outlined in this charter have been carried out; and (iii) ensure that this charter is published at least every three years in the Company's annual proxy statement.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends
a vote FOR Items 1 and 2.
                               FOR      WITHHELD
                               ALL      FOR ALL
1.   Election of Directors                                                      FOR  AGAINST   ABSTAIN
     Nominees:                 [ ]        [ ]       2. Ratification of
01.  Neil J. Hennessy                                  the Incentive Plan       [ ]    [ ]       [ ]
02.  Teresa M. Nilsen
03.  Daniel B. Steadman
04.  Henry Hansel                                                                              WILL
05.  Brian A. Hennessy                                                                        ATTEND
06.  Rodger Offenbach
07.  Daniel G. Libarle                            If you plan to attend the annual meeting,     [ ]
08.  Thomas L. Seavey                             please mark the WILL ATTEND box

WITHHELD FOR: (Write that nominee's name in the space provided below.)

----------------------------------------






Signature                   Signature                    Date
          ------------------         --------------------    -------------------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

================================================================================
                             YOUR VOTE IS IMPORTANT

                      Mark, sign and date your proxy card
                and return it promptly in the enclosed envelope.
================================================================================

                              THANK YOU FOR VOTING.

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             HENNESSY ADVISORS, INC.

     The undersigned hereby appoints Neil J. Hennessy and Teresa M. Nilsen, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Hennessy Advisors, Inc. common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the annual meeting of shareholders of the company to be held February 5, 2003 or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH PROPOSAL.

     Should any other matters requiring a vote of the shareholders arise, including matters incident to the conduct of the meeting, the above named proxies are authorized to vote the same in accordance with their best judgment in the interest of the company.

       (Continued, and to be marked, dated and signed, on the other side)


                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT!

                You can vote by mail - by promptly returning your
                 completed proxy card in the enclosed envelope.